UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 3, 2005 (November 3, 2005)

                           Anthracite Capital, Inc.
------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


              Maryland                            001-13937                          13-397-8906
------------------------------------- ----------------------------------- -----------------------------------
  (State or other jurisdiction of                (Commission                        (IRS Employer
           incorporation)                        File Number)                    Identification No.)


      40 East 52nd Street, New York, New York                    10022
------------------------------------------------------   ----------------------
      (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code   (212) 810-3333
                                                   -------------------

                                     N/A
------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On November 3, 2005, Anthracite Capital, Inc. issued a press release announcing its earnings for the fiscal quarter ended September 30, 2005, which it is furnishing under this Item 2.02 as Exhibit 99.2.


Item 8.01.   Other Events.

Anthracite Capital, Inc. (the "Company" or "Anthracite") reported the following results on August 9, 2005:

The Company today reported diluted net income available to common stockholders for the third quarter of 2005 of $0.28 per share versus net income to common stockholders of $0.28 per share for the same three-month period in 2004. For the nine months ended September 30, 2005 and 2004, diluted net income available to common stockholders was $0.73 and $0.41 per share, respectively.

Based on the $0.28 per share dividend declared on September 14, 2005, and the November 2, 2005 closing price of $10.89, Anthracite's annualized dividend yield is 10.28%. All dollar amounts discussed herein are in thousands, except share and per share amounts.

Chris Milner, Chief Executive Officer of the Company, stated, "While the investment markets are increasingly competitive, we continue to identify attractive opportunities to deploy capital both in the US and in Europe. As a result, the Company achieved solid commercial real estate portfolio growth of 14% on the year despite high prepayment activity. Our debt and equity issuance during the quarter also allowed the Company to capitalize on the substantial amounts of liquidity in the market."

Third Quarter Financial Results
Interest income from commercial real estate assets increased $7,403, or 19% from the quarter ended September 30, 2004. The Company's commercial real estate assets have increased 14% year-to-date with an estimated fair value of $3,721,156 at September 30, 2005 compared with $3,265,914 at December 31, 2004.

The Company's weighted average cost of funds increased to 5.6% at September 30, 2005 from 5.1% at September 30, 2004. For the quarter ended September 30, 2005, hedging expenses not related to collateralized debt obligations ("CDOs") were $1,588 ($0.03 per share), a decrease from $3,825 ($0.07 per share) for the quarter ended September 30, 2004. The $2,237 decrease in hedging expense from the third quarter of 2004 is primarily attributable to the removal of interest rate swaps due to the issuance of fixed rate liabilities for the Company's fourth CDO ("CDO HY1") in the fourth quarter of 2004 and the Company's fifth CDO ("CDO HY2") in the third quarter of 2005. The Company's estimated exposure at September 30, 2005 to a 50 basis point move in short-term interest rates remained at $0.01 per share annually.

The Company's debt to capital ratio remained at 6.2:1 as of September 30, 2005 and December 31, 2004, and the recourse debt to capital ratio increased slightly to 1.7 from 1.6:1 over the same period.

Capital Markets Activity
On July 26, 2005, the Company closed CDO HY2 and issued non-recourse liabilities with a face amount of $365,010. Senior investment grade notes with a face amount of $240,134 were issued and sold in a private placement. The Company retained the floating rate BBB- note, the below investment grade notes and the preferred shares. The CDO HY2 transaction provides match-funding for a portfolio of commercial mortgage-backed securities ("CMBS") and unsecured real estate investment trust ("REIT") debt with a total par of $478,050.

CDO HY2 included a $100,000 ramp facility that was fully funded on October 13, 2005. Since July 26, 2005, the $100,000 ramp facility has been invested at short-term money market rates. The $100,000 ramp facility and ramp collateral contributed during the third quarter of 2005 generated interest income of $690 for the third quarter. If the ramp facility had been fully funded with subordinated CMBS since the beginning of the quarter, interest income from ramp collateral would have been approximately $1,317 for the third quarter. The completion of the ramp facility provided the Company with $41,225 of additional liquidity.

The Company estimates the value of the transaction to be $351,000, consisting of cash of $244,000 and retained non-investment grade debt and preferred shares with a fair market value of $107,000 in exchange for a portfolio of CMBS and REIT debt. The adjusted purchase price of the CMBS and REIT debt is approximately $326,000. The Company has recorded CDO HY2 as a secured financing for accounting purposes and consolidated the assets, liabilities, income and expense of the CDO issuer. In the event of a sale of the floating rate BBB- note retained by the Company, the transaction will be recorded as a sale for accounting purposes and the assets, liabilities, income and expense of CDO HY2 will no longer be consolidated.

On August 18, 2005, the Company completed a secondary stock offering of 1,725,000 shares at a price of $11.59, which included a 15% over-allotment option exercised by the underwriter. Net proceeds were $19,199.

On September 26, 2005, the Company issued $75,000 of trust preferred securities through its wholly owned subsidiary, Anthracite Capital Trust I. The trust preferred securities have a thirty-year term ending October 30, 2035 with interest at a fixed rate of 7.497% for the first ten years and at a floating rate of three-month LIBOR plus 2.9% thereafter. The trust preferred securities can be redeemed at par beginning in October 2010.

The additional liquidity generated by the aforementioned three transactions will be used by the Company to continue to execute its commercial real estate strategies including, for the first time, investments in commercial real estate equity.

Richard Shea, President and Chief Operating Officer of the Company, stated, "During the third quarter we raised over $330,000 of capital in both the debt and equity markets. With rising short-term rates, we have been issuing long-dated debt and trust preferred securities to strengthen our balance sheet and to provide solid long-term earnings potential. A substantial portion of our portfolio is match-funded, leaving minimal exposure to rising short and long-term rates. Our disciplined investment process remains a primary component of the strong reputation we have built for consistent performance. This reputation continues to create opportunities for the Company to issue attractively priced capital in financial markets throughout the world."

Commercial Real Estate Credit Risk
The Company's primary focus is to invest in a diversified portfolio of CMBS and commercial real estate loans. The majority of these investments take the form of CMBS that are collateralized by pools of underlying mortgage loans. The underlying loans are secured by first mortgages on office buildings, retail centers, apartment buildings, hotels and other types of commercial properties. The cash flows the Company receives from its CMBS portfolio are dependent upon the credit performance of the underlying mortgage loans. The Company assumes losses will occur on the underlying mortgage loans and the interest income the Company records for its CMBS securities reflects these assumed losses. Loss assumptions are maintained at a level believed by management to be sufficient to absorb estimated credit losses inherent in the underlying mortgages.

The Company considers CMBS securities where it maintains the right to control the foreclosure/workout process on the underlying loans as controlling class CMBS ("Controlling Class CMBS"). The Company acquired two Controlling Class CMBS transactions during the third quarter of 2005 and owns 20 Controlling Class CMBS transactions as of September 30, 2005. However, portions of the non-rated tranches of 16 of the 20 transactions are included in CDOs which reduces the Company's exposure to the credit risk in these transactions.

The current principal balance of the loans underlying the Company's 20 Controlling Class CMBS is $25,109,561. Delinquencies of 30 days or more on these loans as a percent of current loan balances were 0.75% at the end of the third quarter of 2005, compared with 0.96% at the end of the second quarter of 2005. With the disposition of five loans during the third quarter of 2005, the weighted average loss severity experienced for the 1998 and 1999 Controlling Class CMBS decreased from 24.0% at June 30, 2005 to 23.0% at September 30, 2005. As of September 30, 2005, no losses have been realized for those Controlling Class CMBS with vintages from 2001 through 2005 and the Company does not own any 2000 vintage Controlling Class CMBS. During the third quarter of 2005, there was a credit upgrade on one of the Company's Controlling Class CMBS and no credit downgrades.

Commercial Real Estate Securities
During the third quarter of 2005, the Company purchased $140,329 of commercial real estate securities, of which $44,559 were multi-family agency securities. The Company's commercial real estate securities portfolio increased by approximately 5% to an estimated fair value of $2,070,725 at September 30, 2005, compared with $1,979,779 at June 30, 2005. The average yields on the Company's commercial real estate securities for the third quarters of 2005 and 2004 were as follows:


                                                                    For the quarter ended
                                                                        September 30,
                                                                     2005          2004
                                                                 ------------- --------------
Investment grade commercial real estate securities                  5.7%          6.4%
Non-investment grade CMBS securities                               10.6%          9.4%
All commercial real estate securities                               8.0%          8.0%

The average cost of financing the commercial real estate securities portfolio during the third quarter of 2005 was 5.5%, compared to 5.1% for the third quarter of 2004.

Interest income and net realized and unrealized gain from the commercial real estate securities portfolio for the quarters ended September 30, 2005 and 2004 are as follows:

                                                                         For the quarter ended
                                                                             September 30,
                                                                      2005              2004
                                                                 --------------------------------------
Interest income                                                     $37,009                $32,408
Interest expense*                                                   (24,129)               (18,107)
                                                                 --------------------------------------
Net realized and unrealized gain                                        251                  1,586
                                                                 --------------------------------------
Net interest income and gain from commercial real estate            $13,131                $15,887
securities
                                                                 ======================================

 *Including hedges in the Company's CDOs.

Commercial Real Estate Loans
During the quarter ended September 30, 2005, the Company experienced repayments of $12,388 related to its U.S. dollar denominated commercial real estate loan portfolio.

Additionally, during the quarter ended September 30, 2005, the Company purchased three U.S. dollar denominated commercial real estate loans with a total stated face of $86,287. The acquisition of these loans brings total commercial real estate loans to $353,402 as of September 30, 2005, up from $282,461 at June 30, 2005. Additionally, during October 2005, the Company acquired a commercial real estate loan with a cost of (pound)22,374 (or $39,524). The carrying value and average yields on the Company's commercial real estate loans, exclusive of the Company's investments in Carbon Capital, Inc. and Carbon Capital II, Inc. (collectively, the "Carbon Capital Funds"), as of September 30, 2005 were as follows:


                      Carrying       Carrying       Average      Average       Average       Average       Average
                                   Value (Local                 Spread to     Spread to     Spread to     Spread to
                                     Currency) 1-month USD 3-month GBP 3-month
                        10-Year Value Yield LIBOR LIBOR EURIBOR Treasury
                    -------------- -------------- ------------ ------------- ------------- ------------- ------------
Fixed Rate             $89,085                       9.71%
Floating Rate          124,098                                    5.29%
Floating Rate           19,600      (pound)11,082                                6.00%
Floating Rate           30,223       (euro)25,041                                              4.00%
Floating Rate           32,957                                                                              4.25%
                    ==============
                      $295,963
                    ==============

For the three months ended September 30, 2005 and 2004, the total cost of borrowings secured by loan assets was 4.9% and 3.3%, respectively. The Company has three committed warehouse lines that can be used to finance these commercial loan assets. The Company's investments in the Carbon Capital Funds are included in commercial real estate loans. The annualized yield on the Company's investments in the Carbon Capital Funds was 20.1% for the quarter ended September 30, 2005. The Company's investments in the Carbon Capital Funds as of September 30, 2005 were $59,325 as compared to $56,812 as of December 31, 2004.

Net interest income from the commercial real estate loan portfolio for the quarters ended September 30, 2005 and 2004 is as follows:


                                                               For the quarter ended
                                                                   September 30,
                                                                2005           2004
                                                          --------------------------------
       Interest income                                        $8,232          $ 5,123
       Interest expense                                      (1,273)            (424)
                                                          --------------------------------
       Net interest income from commercial real estate        $6,959          $ 4,699
       loans
                                                          ================================

Book Value
Net book value per share at the end of the third quarter of 2005 was $9.31. This is an increase of 1.0% from $9.22 at June 30, 2005 and an increase of 8.3% from $8.60 at December 31, 2004.

Dividend Reinvestment Plan
The optional cash portion of the Company's Dividend Reinvestment and Stock Purchase Plan (the "Plan") has been reinstated for all investment dates after July 26, 2005 with a discount of 2% to the trailing 12-business day average provided the stock price remains above threshold levels established by the Company at the time. The dividend reinvestment portion of the Plan remains in effect with a discount of 2% as well.

To request a prospectus and receive enrollment materials or to ask questions about the Plan, interested investors and stockholders may contact the Company's transfer agent, American Stock Transfer & Trust Company, at 1-877-248-6416, or Investor Relations, Anthracite Capital, Inc., at 212-810-3333. The Company's website address is www.anthracitecapital.com.

About Anthracite
Anthracite Capital, Inc. is a specialty finance company focused on investments in high yield commercial real estate loans and related securities. Anthracite is externally managed by BlackRock Financial Management, Inc., which is a subsidiary of BlackRock, Inc. ("BlackRock") (NYSE:BLK), one of the largest publicly traded investment management firms in the United States with approximately $428 billion in global assets under management as of September 30, 2005. BlackRock Realty Advisors, Inc., another subsidiary of BlackRock, provides real estate equity and other real estate-related products and services in a variety of strategies to meet the needs of institutional investors. BlackRock is a member of The PNC Financial Services Group, Inc. ("PNC") (NYSE:PNC), a diversified financial services organization. Through its affiliates, PNC originates commercial, multifamily and residential real estate loans, and services $127 billion in commercial mortgage loans for third parties through its Midland Loan Services, Inc. subsidiary as of September 30, 2005.

Forward Looking Statements
This release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as "trend," "potential," "opportunity," "pipeline," "believe," "comfortable," "expect," "anticipate," "current," "intention," "estimate," "position," "assume," "outlook," "continue," "remain," "maintain," "sustain," "seek," "achieve," and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "may" or similar expressions. Anthracite cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and Anthracite assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

In addition to factors previously disclosed in Anthracite's Securities and Exchange Commission (the "SEC") reports and those identified elsewhere in this press release, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in the value of Anthracite's assets; (3) the relative and absolute investment performance and operations of Anthracite's manager; (4) the impact of increased competition; (5) the impact of capital improvement projects; (6) the impact of future acquisitions and divestitures;
(7) the unfavorable resolution of legal proceedings; (8) the extent and timing of any share repurchases; (9) the impact, extent and timing of technological changes and the adequacy of intellectual property protection; (10) the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to Anthracite, BlackRock or PNC; (11) terrorist activities, which may adversely affect the general economy, real estate, financial and capital markets, specific industries, and Anthracite and BlackRock; (12) the ability of Anthracite's manager to attract and retain highly talented professionals; (13) fluctuations in foreign currency exchange rates; and (14) the impact of changes to tax legislation and, generally, the tax position of the Company.

Anthracite's Annual Report on Form 10-K for the year ended December 31, 2004 and Anthracite's subsequent reports filed with the SEC, accessible on the SEC's website at www.sec.gov, identify additional factors that can affect forward-looking statements.

             To learn more about Anthracite, visit our website at www.anthracitecapital.com. The information contained on the Company's website is not a part of this release.

The Company is filing the Anthracite Capital, Inc. Consolidated Statements of Financial Condition and Consolidated Statements of Operations as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

99.1 Anthracite Capital, Inc., Consolidated Statements of Financial Condition and Consolidated Statements of Operation.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ANTHRACITE CAPITAL, INC.


                                        By: /s/ James J. Lillis
                                           ------------------------------------
                                        Name:  James J. Lillis
                                        Title: Chief Financial Officer

                                        Dated: November 3, 2005

                           ANTHRACITE CAPITAL, INC.
                          CURRENT REPORT ON FORM 8-K
               Report dated November 3, 2005 (November 3, 2005)


EXHIBIT INDEX

Exhibit No.                Description

99.1 Anthracite Capital, Inc., Consolidated Statements of Financial Condition and Consolidated Statements of Operation.
99.2 Press Release issued by Anthracite Capital, Inc., dated November 3, 2005.